SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                  -------------------------------------------

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report: February 1, 1999


                         MARKETING SERVICES GROUP, INC.
                        ------------------------------
              (Exact name of Registrant as specified in charter)


         Nevada                     0-16730               88-0085608
         ------                     -------               ----------
     (State or other              (Commission          (I.R.S. Employer
     jurisdiction of               File No.)          Identification No.)
     incorporation)



                               333 Seventh Avenue
                            New York, New York 10001
                           ------------------------
                   (Address of Principal Executive Offices)


                                 212/594-7688
                                 ------------
             (Registrant's telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets

On January 15, 1999, Marketing Services Group, Inc. ("MSGI") entered into a stock purchase agreement effective as of January 1, 1999 to acquire all of the issued and outstanding capital stock (the "Shares") of Stevens-Knox and Associates, Inc., Stevens-Knox List Brokerage, Inc. and Stevens-Knox International, Inc. (collectively "SKA") from Ralph Stevens (the "Seller"). In consideration of the purchase of the Shares and other transactions contemplated in the agreement, MSGI paid the aggregate sum of $3,000,000. The agreement includes payments of additional consideration of up to $1,000,000 a year for each year beginning July 1st and ending June 30th for the years of 2000, 2001 and 2002, adjustable forward to apply to the next fiscal year if no additional consideration is due for one such year. The additional consideration is contingent upon SKA meeting (a) targeted earnings before interest and taxes and
(b) targeted billings of MSGI subsidiaries and affiliates for services for clients originally introduced by SKA. The additional consideration shall be paid in shares of MSGI Common Stock, provided, however, that Seller may elect to receive up to twenty-five (25) percent in cash, or, with the written consent of the Chief Executive Officer of MSGI, Seller may elect to receive up to fifty
(50) percent in cash. In addition, the Seller is entitled to receive $500,000 in stock as consideration for the Shares, in the event that actual billings of MSGI Subsidiaries and affiliates for services for clients originally introduced by SKA exceeds targeted billings for the period February 1, 1999 through January 31, 2000.

Concurrent with the acquisition, on January 15, 1999, MSGI entered into an employment agreement with the Seller to be employed as President and Chief Executive Officer of SKA continuing until January 31, 2002, renewable for one additional year.

SKA is a leading list management and brokerage firm based in New York and London. Its clientele are segmented into four main areas: catalog marketing (40%), publishing (30%), business-to-business (12%) and general consumer (8%).


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial statements of businesses acquired. * (b) Pro forma financial information * (c) Exhibits included herein:

            2.1 Stock Purchase Agreement among Marketing Services Group, Inc. and Ralph Stevens

            10.1 Form of Employment Agreement by and among Marketing Services Group, Inc.
                  and Ralph Stevens

            20.1  Press Release dated January 22, 1999

            20.2  Press Release dated January 26, 1999

* It is impracticable for MSGI to provide the required financial statements and pro forma financial information as of the date hereof. MSGI will file the required financial statements and pro forma financial information no later than 60 days after the date hereof.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MARKETING SERVICES GROUP, INC.

Date: February 1, 1999              By: /s/ Cindy H. Hill
                                    ---------------------
                                    Title: Chief Financial Officer